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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                             ASSET ALLOCATION FUND
                                    AND THE
                             SOCIAL AWARENESS FUND

                      SUPPLEMENT ISSUED SEPTEMBER 1, 1998
                      TO PROSPECTUS DATED OCTOBER 1, 1997

     Effective immediately, John W. Mossbarger has retired as Portfolio Manager of the Social Awareness Fund and Norman Jaskol has retired as Portfolio Manager of the Asset Allocation Fund. William Trimbur, Jr. has assumed responsibility for the portfolio management of the Social Awareness Fund. Leon A. Olver has assumed responsibility for the portfolio management of the Asset Allocation Fund.

     Mr. Trimbur has served as Vice President and Investment Officer for the American General Series Portfolio Company since 1987. Mr. Trimbur is also the Portfolio Manager for the International Equities Fund and the International Government Bond Fund. Mr. Olver, Vice President and Investment Officer for American General Series Portfolio Company, also serves as Portfolio Manager for the Capital Conservation Fund and Government Securities Fund. Mr. Olver has been with VALIC since June 1995 and was with First Heights Bank as manager of research and analysis from May 1991 to June 1995.

VA9017-G (Rev. 9/98)